UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08403

AB INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

AB GLOBAL REAL ESTATE INVESTMENT FUND II

ANNUAL REPORT

OCTOBER 31, 2017

Before investing in the Fund, a prospective investor should consider carefully the Fund’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—December 7, 2017

On the following pages, you will find the 2017 annual report for AB Global Real Estate Investment Fund II (the “Fund”). The annual report covers the six- and 12-month periods ended October 31, 2017, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Fund and a listing of the Fund’s holdings as of the period end.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser’s research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser’s fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index (net), for the six- and 12-month periods ended October 31, 2017. Also included in the table is a comparison to the global equity market, as represented by the Morgan Stanley Capital International (“MSCI”) World Index (net), as well as a comparison to the

(Portfolio Manager Commentary continued on next page)

2017 Annual Report	1

Portfolio Manager Commentary (continued)

overall US stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index, and to the performance of REITs in the US, as represented by the FTSE NAREIT Equity REIT Index.

For the 12-month period, the Fund outperformed the primary benchmark. Sector selection contributed to relative returns, benefiting primarily from an underweight to the retail sector, which was only partially offset by an underweight to the lodging sector. Stock selection also contributed to returns. The largest contributors were from the diversified and industrial/office sectors, which were only partially offset by negative stock selection in the specialty sector.

For the six-month period, the Fund outperformed the primary benchmark. Sector selection contributed relative to the benchmark, benefiting primarily from an underweight to the retail sector, which was only partially offset by an underweight to the residential sector. Stock selection also contributed to returns. The largest contributors were from the diversified and retail sectors, which were only partially offset by negative stock selection in the specialty sector.

The Fund utilized derivatives in the form of currency forwards for hedging and investment purposes, which detracted from absolute returns for both periods. The Fund’s performance was not impacted by leverage during either period.

Market Review and Investment Strategy

Real estate markets rose during the six- and 12-month periods ended October 31, 2017. Real estate fundamentals continued to improve, though the rate of cash flow growth began to slow. The FTSE EPRA/NAREIT Developed RE Index (net) finished the 12-month period up 6.12%. The MSCI World Index (net) rose 22.77% during the same period.

Real estate fundamentals were generally healthy across the globe. In Australia, demand for office space, especially in Sydney and Melbourne, was very strong. In Japan, occupancy in the office market was at an historically high level in many regions and rents continued to grow in Tokyo, though an expected increase in the supply of new office buildings loomed. In the UK, London office values began to decline. In Continental Europe, property values in the German residential market continued to rise. In the US, most segments of the property market performed well. In the industrial sector, for example, growth in e-commerce retailing supported ongoing demand growth, which continued to outpace supply growth in most segments of the market.

The Fund’s Senior Investment Management Team is finding attractive opportunities across a wide group of countries and sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

2	AB Global Real Estate Investment Fund II

Disclosures and Risks (Unaudited)

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE® EPRA/NAREIT Developed RE Index and the FTSE NAREIT Equity REIT Index are market-value weighted indices based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index is a free-float, market capitalization-weighted index that measures equity market performance of developed markets. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-US) Risk: Investment in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

(Disclosures and Risks continued on next page)

2017 Annual Report	3

Disclosures and Risks (continued)

An Important Note About Historical Performance

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. There are no sales charges associated with investing in the Fund.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

4	AB Global Real Estate Investment Fund II

Historical Performance (Unaudited)

The Fund vs. Its Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH OCTOBER 31, 2017	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS
AB Global Real Estate Investment Fund II Class I1	4.96%	8.61%	8.04%	2.81%
Primary benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	2.75%	6.12%	6.45%	1.49%
FTSE EPRA/NAREIT Developed RE Index (gross)	3.25%	7.13%	7.32%	2.28%
MSCI World Index (net)	9.50%	22.77%	11.56%	4.10%
S&P 500 Index	9.10%	23.63%	15.18%	7.51%
FTSE NAREIT Equity REIT Index	3.09%	8.23%	10.05%	5.95%

[1]

There are no sales charges associated with an investment in the Fund. Total returns and average annual returns are therefore the same. Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended October 31, 2017, by 0.00% and 0.02%, respectively.

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.69% for Class I shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $2,000,000 Investment in the Fund

The chart illustrates the total value of an assumed $2,000,000 investment as compared to the performance of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Developed RE Index (net), and the overall global stock market as represented by the MSCI World Index (net), for the 10-year period ended October 31, 2017. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

2017 Annual Report	5

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MAY 1, 2017	ENDING ACCOUNT VALUE OCTOBER 31, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Actual	$1,000	$1,049.60	$3.51	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

6	AB Global Real Estate Investment Fund II

Portfolio Summary—October 31, 2017 (Unaudited)

Portfolio Statistics

Net Assets ($mil): $327.6

Industry Breakdown[1]

Country Breakdown[1]

1	All data are as of October 31, 2017. The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: China, Ireland, Italy, Mexico, Netherlands, New Zealand and Turkey.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2017 Annual Report	7

Portfolio Summary—October 31, 2017 (Unaudited) (continued)

Ten Largest Holdings1

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$12,771,233	3.9%
CK Asset Holdings Ltd.	8,402,658	2.5
Mitsui Fudosan Co., Ltd.	8,047,967	2.4
Welltower, Inc.	7,852,399	2.4
Essex Property Trust, Inc.	7,235,195	2.2
Link REIT	7,128,217	2.2
Digital Realty Trust, Inc.	6,887,286	2.1
Realty Income Corp.	6,470,992	2.0
Vonovia SE	5,827,937	1.8
Mid-America Apartment Communities, Inc.	5,827,809	1.8
	$76,451,693	23.3%

1	Long-term investments.

8	AB Global Real Estate Investment Fund II

Portfolio of Investments

Portfolio of Investments

AB Global Real Estate Investment Fund II

October 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS–99.1%
Real Estate–94.1%
Diversified Real Estate Activities–7.8%
City Developments Ltd.	387,000	$3,675,290
Kerry Properties Ltd.	405,500	1,824,871
Leopalace21 Corp.	236,900	1,768,989
Mitsubishi Estate Co., Ltd.	135,300	2,453,602
Mitsui Fudosan Co., Ltd.	344,800	8,047,967
Sumitomo Realty & Development Co., Ltd.	55,000	1,842,071
Sun Hung Kai Properties Ltd.	98,000	1,603,220
Tokyo Tatemono Co., Ltd.	126,100	1,768,973
Wharf Holdings Ltd. (The)	291,000	2,650,470

		25,635,453

Diversified REITs–12.1%
Activia Properties, Inc.	378	1,479,354
Armada Hoffler Properties, Inc.	234,713	3,349,355
Empire State Realty Trust, Inc.–Class A	204,750	4,105,238
GPT Group (The)	1,022,760	3,993,694
Gramercy Property Trust	142,826	4,241,932
H&R Real Estate Investment Trust	120,760	2,005,022
Hispania Activos Inmobiliarios SOCIMI SA	105,970	1,827,516
Hulic Reit, Inc.	990	1,381,368
ICADE	27,515	2,403,813
Liberty Property Trust	91,510	3,923,949
Merlin Properties Socimi SA	172,372	2,276,018
Mirvac Group	2,456,830	4,541,075
Washington Real Estate Investment Trust	122,270	3,935,871

		39,464,205

Health Care REITs–5.2%
Healthcare Realty Trust, Inc.	100,650	3,244,956
Medical Properties Trust, Inc.	238,920	3,160,912
Sabra Health Care REIT, Inc.	141,070	2,810,114
Welltower, Inc.	117,270	7,852,399

		17,068,381

Hotel & Resort REITs–3.8%
MGM Growth Properties LLC–Class A	111,960	3,303,940
Park Hotels & Resorts, Inc.	109,980	3,166,324
RLJ Lodging Trust	196,290	4,251,641
Summit Hotel Properties, Inc.	115,970	1,833,486

		12,555,391

Industrial REITs–7.4%
Goodman Group	302,600	1,940,195
LaSalle Logiport REIT	1,671	1,572,201
Mapletree Logistics Trust	2,736,500	2,550,151
PLA Administradora Industrial S de RL de CV(a)	511,500	783,855
Prologis, Inc.	35,340	2,282,257
Pure Industrial Real Estate Trust	318,810	1,645,822
Rexford Industrial Realty, Inc.	143,000	4,245,670
Company	Shares	U.S. $ Value

Segro PLC	410,764	$2,965,347
STAG Industrial, Inc.	164,080	4,479,384
Tritax Big Box REIT PLC	870,420	1,702,859

		24,167,741

Office REITs–14.3%
Alexandria Real Estate Equities, Inc.	40,800	5,057,568
Allied Properties Real Estate Investment Trust	77,238	2,475,017
Axiare Patrimonio SOCIMI SA	98,240	1,842,400
Beni Stabili SpA SIIQ	2,268,140	2,007,952
Boston Properties, Inc.	22,384	2,712,493
Brandywine Realty Trust	131,310	2,296,612
Champion REIT	2,138,000	1,542,993
Columbia Property Trust, Inc.	125,137	2,763,025
Corporate Office Properties Trust	71,620	2,286,827
Daiwa Office Investment Corp.	330	1,602,040
Derwent London PLC	85,700	3,045,995
Hibernia REIT PLC	570,750	980,636
Hudson Pacific Properties, Inc.	139,550	4,719,581
Investa Office Fund	564,424	1,938,412
Japan Real Estate Investment Corp.	395	1,851,817
Mack-Cali Realty Corp.	89,910	2,047,251
MCUBS MidCity Investment Corp.	548	1,814,538
SL Green Realty Corp.	31,570	3,020,618
Workspace Group PLC	247,850	2,913,260

		46,919,035

Real Estate Development–3.2%
CK Asset Holdings Ltd.	1,021,000	8,402,658
TAG Immobilien AG	126,600	2,182,567

		10,585,225

Real Estate Operating Companies–8.1%
Aroundtown SA	353,180	2,480,751
BUWOG AG(a)	78,521	2,264,677
CA Immobilien Anlagen AG	103,650	2,958,048
Deutsche Wohnen SE	81,850	3,503,206
Entra ASA(b)	205,519	2,830,667
Fabege AB	158,040	3,337,056
Hongkong Land Holdings Ltd.	446,100	3,235,509
Vonovia SE	131,933	5,827,937

		26,437,851

Residential REITs–11.9%
American Homes 4 Rent–Class A	197,210	4,196,629
Camden Property Trust	44,400	4,051,056
Education Realty Trust, Inc.	61,740	2,154,726
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(a)	2,185,170	1,525,027
Essex Property Trust, Inc.	27,570	7,235,195
Independence Realty Trust, Inc.	236,280	2,398,242
Japan Rental Housing Investments, Inc.	2,616	1,808,343
Killam Apartment Real Estate Investment Trust	183,560	1,879,565
Mid-America Apartment Communities, Inc.	56,940	5,827,809
Sun Communities, Inc.	51,178	4,619,326
UNITE Group PLC (The)	342,190	3,194,992

		38,890,910

2017 Annual Report	9

Portfolio of Investments (continued)

Company	Shares	U.S. $ Value

Retail REITs–15.4%
Brixmor Property Group, Inc.	194,840	$3,403,855
Eurocommercial Properties NV	57,500	2,394,494
Frontier Real Estate Investment Corp.	422	1,653,410
Fukuoka REIT Corp.	1,245	1,766,136
Kenedix Retail REIT Corp.	751	1,482,076
Klepierre SA	66,074	2,630,281
Link REIT	847,860	7,128,217
National Retail Properties, Inc.	111,510	4,480,472
Realty Income Corp.	120,570	6,470,992
Retail Opportunity Investments Corp.	136,080	2,446,718
Simon Property Group, Inc.	82,220	12,771,233
Urban Edge Properties	160,890	3,774,479

		50,402,363

Specialized REITs–4.9%
Digital Realty Trust, Inc.	58,150	6,887,286
Equinix, Inc.	5,320	2,465,820
National Storage Affiliates Trust	154,200	3,822,618
Public Storage	14,200	2,942,950

		16,118,674

		308,245,229

Transportation–2.1%
Airport Services–0.7%
Sydney Airport	418,450	2,279,833

Highways & Railtracks–0.8%
Transurban Group	292,390	2,718,004

Railroads–0.6%
East Japan Railway Co.	20,000	1,939,592

		6,937,429

Materials–1.7%
Construction Materials–1.7%
Anhui Conch Cement Co., Ltd.–Class H	479,000	$2,051,889
Fletcher Building Ltd.	277,570	1,400,125
Grupo Cementos de Chihuahua SAB de CV	422,660	2,006,625

		5,458,639

Banks–0.7%
Thrifts & Mortgage Finance–0.7%
Aareal Bank AG	57,810	2,403,589

Media–0.5%
Movies & Entertainment–0.5%
Regal Entertainment Group–Class A	102,220	1,671,297

Total Common Stocks (cost $294,309,990)		324,716,183

SHORT-TERM INVESTMENTS–0.6%
Investment Companies–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.85%(c)(d)(e) (cost $1,885,422)	1,885,422	1,885,422

Total Investments—99.7% (cost $296,195,412)		326,601,605

Other assets less liabilities—0.3%		1,042,825

Net Assets—100.0%		$327,644,430

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	EUR	6,284	USD	7,413	11/15/17	$88,061
Bank of America, NA	MXN	15,500	USD	868	11/15/17	61,501
Bank of America, NA	USD	3,385	EUR	2,819	11/15/17	(98,960)
Bank of America, NA	USD	1,185	SEK	9,682	11/15/17	(27,630)
Barclays Bank PLC	GBP	1,314	USD	1,720	11/15/17	(25,867)
Barclays Bank PLC	USD	818	GBP	637	11/15/17	28,692
BNP Paribas SA	MXN	10,975	USD	614	11/15/17	42,720
BNP Paribas SA	USD	2,397	SEK	19,213	11/15/17	(100,595)
Citibank, NA	GBP	1,643	USD	2,167	11/15/17	(15,968)
Citibank, NA	MXN	27,083	USD	1,485	11/15/17	75,784
Citibank, NA	USD	1,859	AUD	2,349	11/15/17	(61,187)
Citibank, NA	EUR	3,632	USD	4,251	2/14/18	(5,781)
Citibank, NA	JPY	155,657	USD	1,395	2/14/18	18,498
Deutsche Bank AG	USD	2,330	EUR	2,008	11/15/17	10,248

10	AB Global Real Estate Investment Fund II

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG	USD	1,667	SGD	2,269	2/14/18	$(960)
Goldman Sachs Bank USA	NZD	1,302	USD	956	11/15/17	65,500
HSBC Bank USA	USD	679	SGD	923	11/15/17	(1,815)
JPMorgan Chase Bank, NA	USD	1,883	NOK	14,865	11/15/17	(62,905)
Standard Chartered Bank	NOK	14,865	USD	1,885	11/15/17	64,247
Standard Chartered Bank	USD	3,613	GBP	2,769	11/15/17	65,867
Standard Chartered Bank	USD	1,195	SEK	9,654	11/15/17	(40,989)
State Street Bank & Trust Co.	MXN	671	USD	38	11/15/17	2,677
State Street Bank & Trust Co.	USD	3,014	CHF	2,914	11/15/17	(90,862)
State Street Bank & Trust Co.	USD	356	EUR	307	11/15/17	2,034
UBS AG	CHF	2,914	USD	3,039	11/15/17	115,461
UBS AG	JPY	329,079	USD	2,958	11/15/17	62,311

						$170,082

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the market value of this security amounted to $2,830,667 or 0.9% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

2017 Annual Report	11

Statement of Assets & Liabilities—October 31, 2017

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $294,309,990)	$324,716,183
Affiliated issuers (cost $1,885,422)	1,885,422
Foreign currencies, at value (cost $607,435)	599,271
Unrealized appreciation on forward currency exchange contracts	703,601
Unaffiliated dividends and interest receivable	567,480
Receivable for capital stock sold	119,432
Affiliated dividends receivable	1,062
Receivable for investment securities sold	724

Total assets	328,593,175

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	533,519
Advisory fee payable	149,206
Custody fee payable	85,693
Audit and tax fee payable	78,238
Administrative fee payable	23,023
Payable for capital stock redeemed	22,814
Transfer Agent fee payable	2,984
Directors’ fees payable	2,486
Accrued expenses	50,782

Total liabilities	948,745

NET ASSETS	$327,644,430

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,665
Additional paid-in capital	310,370,261
Undistributed net investment income	569,944
Accumulated net realized loss on investment and foreign currency transactions	(13,891,683)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	30,566,243

$327,644,430

Class I Net Asset Value Per Share—3 billion shares of capital stock authorized, $.001 par value (based on 29,665,015 capital shares outstanding)	$11.04

See Notes to Financial Statements.

12	AB Global Real Estate Investment Fund II

Statement of Operations—year ended October 31, 2017

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $494,543)	$9,765,889
Affiliated issuers	15,990
Other income (a)	99,951	$9,881,830

EXPENSES
Advisory fee (see Note B)	1,807,526
Custodian	121,476
Audit and tax	92,359
Administrative	67,692
Transfer agency	37,342
Legal	36,789
Registration fees	32,910
Directors’ fees	28,136
Miscellaneous	35,850

Total expenses	2,260,080
Less: expenses waived and reimbursed by the Adviser (see Notes B & D)	(4,573)

Net expenses		2,255,507

Net investment income		7,626,323

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions		8,020,598
Forward currency exchange contracts		(1,131,016)
Foreign currency transactions		(52,638)
Net change in unrealized appreciation/depreciation of:
Investments		12,646,953
Forward currency exchange contracts		275,353
Foreign currency denominated assets and liabilities		(4,918)

Net gain on investment and foreign currency transactions		19,754,332

Net Increase in Net Assets from Operations		$27,380,655

(a) Other income includes a refund for overbilling of prior years’ custody out-of-pocket fees.

See Notes to Financial Statements.

2017 Annual Report	13

Statement of Changes in Net Assets

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,626,323	$9,366,529
Net realized gain on investment and foreign currency transactions	6,836,944	5,681,283
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	12,917,388	(1,710,048)

Net increase in net assets from operations	27,380,655	13,337,764
Dividends to Shareholders from
Net investment income	(14,061,856)	(14,387,122)
Capital Stock Transactions
Net decrease	(24,994,778)	(23,204,680)

Total decrease	(11,675,979)	(24,254,038)

NET ASSETS
Beginning of period	339,320,409	363,574,447

End of period (including undistributed net investment income of $569,944 and $1,740,875, respectively)	$327,644,430	$339,320,409

See Notes to Financial Statements.

14	AB Global Real Estate Investment Fund II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS I
	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16		YEAR ENDED 10/31/15		YEAR ENDED 10/31/14	YEAR ENDED 10/31/13
Net asset value, beginning of period	$10.61		$10.63		$10.77		$10.35	$9.59

Income From Investment Operations
Net investment income (a)	.25	(b)†	.28	(b)	.23		.27	.25
Net realized and unrealized gain on investment and foreign currency transactions	.63		.13		.03		.73	1.15
Contributions from Affiliates	0		0		.00	(c)	0	0

Net increase in net asset value from operations	.88		.41		.26		1.00	1.40

Less: Dividends
Dividends from net investment income	(.45)		(.43)		(.40)		(.58)	(.64)

Net asset value, end of period	$11.04		$10.61		$10.63		$10.77	$10.35

Total Return
Total investment return based on net asset value (d)	8.61%	†	4.04%		2.49%		10.45%	15.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$327,644		$339,320		$363,574		$403,479	$445,546
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.69%		.69%		.68%		.67%	.65%
Expenses, before waivers/reimbursements	.69%		.69%		.68%		.67%	.65%
Net investment income	2.32%	(b)†	2.64%	(b)	2.13%		2.62%	2.49%
Portfolio turnover rate.	81%		71%		78%		78%	95%

(a)	Based on average shares outstanding.
(b)	Net of fees and expenses waived and reimbursed by the Adviser.
(c)	Amount is less than $0.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
$.002	.02%	.02%

See Notes to Financial Statements.

2017 Annual Report	15

Notes to Financial Statements

NOTE A	Significant Accounting Policies

AB Institutional Funds, Inc. (the “Company”), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end series investment company. The Company is comprised of one fund, AB Global Real Estate Investment Fund II (the “Fund”). The Fund offers Class I shares. Sales are made without a sales charge, at the Fund’s net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1.	Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

16	AB Global Real Estate Investment Fund II

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Real Estate	$213,755,976	$94,489,253		$0	$308,245,229
Transportation	0	6,937,429		0	6,937,429
Materials	2,006,625	3,452,014		0	5,458,639
Banks	0	2,403,589		0	2,403,589
Consumer Discretionary	1,671,297	0		0	1,671,297
Short-Term Investments	1,885,422	0		0	1,885,422
Total Investments in Securities	219,319,320	107,282,285	(a)	0	326,601,605
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	0	703,601		0	703,601
Liabilities:
Forward Currency Exchange Contracts	0	(533,519)		0	(533,519)
Total(c)(d)	$219,319,320	$107,452,367		$0	$326,771,687

(a)	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value.

(c)	An amount of $19,444,398 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(d)	There were no transfers from Level 1 to Level 2 during the reporting period.

2017 Annual Report	17

Notes to Financial Statements (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	COMMON STOCKS – REAL ESTATE	TOTAL
Balance as of 10/31/16	$775,581	$775,581
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(289,502)	(289,502)
Change in unrealized appreciation/depreciation	888,257	888,257
Purchases	0	0
Sales	(1,374,336)	(1,374,336)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 10/30/17	$0	$0

Net change in unrealized appreciation/depreciation from investments held as of 10/30/17(a)	$0	$0

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3.	Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between

18	AB Global Real Estate Investment Fund II

the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4.	Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5.	Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6.	Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B	Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $67,692.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $3,388.

2017 Annual Report	19

Notes to Financial Statements (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

FUND	MARKET VALUE 10/31/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 10/31/17 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$1,192	$104,527	$103,834	$1,885	$10
Government Money Market Portfolio*	0	40,796	40,796	0	6

Total				$1,885	$16

*	Investments of cash collateral for securities lending transactions (see Note D).

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $339,621, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$264,550,308	$290,739,912
U.S. government securities	0	0

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$310,569,304

Gross unrealized appreciation	$40,995,497
Gross unrealized depreciation	(24,965,972)

Net unrealized appreciation	$16,029,525

1.	Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

20	AB Global Real Estate Investment Fund II

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below. At October 31, 2017, all derivatives were subjected to netting arrangements.

During the year ended October 31, 2017, the Fund had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$703,601	Unrealized depreciation on forward currency exchange contracts	$533,519
Total		$703,601		$533,519

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(1,131,016)	$275,353
Total		$(1,131,016)	$275,353

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2017:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$19,953,567
Average principal amount of sale contracts	$22,787,497

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2017 Annual Report	21

Notes to Financial Statements (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of October 31, 2017.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$149,562	$(126,590)	$0	$0	$22,972
Barclays Bank PLC	28,692	(25,867)	0	0	2,825
BNP Paribas SA	42,720	(42,720)	0	0	0
Citibank, NA	94,282	(82,936)	0	0	11,346
Deutsche Bank AG	10,248	(960)	0	0	9,288
Goldman Sachs Bank USA	65,500	0	0	0	65,500
Standard Chartered Bank	130,114	(40,989)	0	0	89,125
State Street Bank & Trust Co.	4,711	(4,711)	0	0	0
UBS AG	177,772	0	0	0	177,772
Total	$703,601	$(324,773)	$0	$0	$378,828	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$126,590	$(126,590)	$0	$0	$0
Barclays Bank PLC	25,867	(25,867)	0	0	0
BNP Paribas SA	100,595	(42,720)	0	0	57,875
Citibank, NA	82,936	(82,936)	0	0	0
Deutsche Bank AG	960	(960)	0	0	0
HSBC Bank USA	1,815	0	0	0	1,815
JPMorgan Chase Bank, NA	62,905	0	0	0	62,905
Standard Chartered Bank	40,989	(40,989)	0	0	0
State Street Bank & Trust Co.	90,862	(4,711)	0	0	86,151
Total	$533,519	$(324,773)	$0	$0	$208,746	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2.	Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The

22	AB Global Real Estate Investment Fund II

Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D	Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At October 31, 2017, the Fund had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $6,142 from the borrowers and Government Money Market Portfolio, respectively, for the year ended October 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $1,185. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE E	Capital Stock

Transactions in capital shares were as follows:

	SHARES		AMOUNT

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
Shares sold	3,237,190	3,419,264	$34,341,699	$36,203,386
Shares issued in reinvestment of dividends	1,207,757	1,206,131	12,298,156	12,661,675
Shares redeemed	(6,749,960)	(6,845,283)	(71,634,633)	(72,069,741)

Net decrease	(2,305,013)	(2,219,888)	$(24,994,778)	$(23,204,680)

NOTE F	Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the

2017 Annual Report	23

Notes to Financial Statements (continued)

counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G	Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2017.

NOTE H	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$14,061,856	$14,387,122

Total taxable distributions paid	$14,061,856	$14,387,122

24	AB Global Real Estate Investment Fund II

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,536,013
Accumulated capital and other losses	(10,311,009	)(a)
Unrealized appreciation/(depreciation)	16,019,493	(b)

Total accumulated earnings/(deficit)	$17,244,497

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $10,311,009. During the fiscal year, the Fund utilized $798,772 of capital loss carry forwards to offset current year net realized gains. The Fund also had $310,144,668 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2017, the Fund had a net capital loss carryforward of $10,311,009 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$10,311,009	n/a	2018

During the current fiscal year, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, foreign currency reclassifications, and the expiration of capital loss carryforwards resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

2017 Annual Report	25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of AB Global Real Estate Investment Fund II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Real Estate Investment Fund II (the “Fund”), the fund constituting the AB Institutional Funds, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Real Estate Investment Fund II, the fund constituting the AB Institutional Funds, Inc., at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2017

26	AB Global Real Estate Investment Fund II

2017 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2017. For corporate shareholders, 0.53% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 5.21% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

2017 Annual Report	27

AB Global Real Estate Investment Fund II

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1)

Chairman

John H. Dobkin(1)

Michael J. Downey(1)(2)

William H. Foulk, Jr.(1)

D. James Guzy(1)(2)

Nancy P. Jacklin(1)

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3)

Senior Vice President and Independent Compliance Officer

Eric J. Franco(4)

Vice President

Ajit Ketkar(4)

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

LEGAL COUNSEL

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
(2)	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.
(3)	Mr. Kirstein is expected to retire on or about December 31, 2017.
(4)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Messrs. Franco and Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

28	AB Global Real Estate Investment Fund II

Management of the Fund

BOARD OF DIRECTORS INFORMATION The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
INTERESTED DIRECTOR
Robert M. Keith+ 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive nonprofit board leadership experience, and currently serves on the boards of two education and science-related nonprofit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

2017 Annual Report	29

Management of the Fund (continued)

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
John H. Dobkin#^ 75 (1997)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

Michael J. Downey# 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.# 85 (1997)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund-related organizations and committees.	96	None

30	AB Global Real Estate Investment Fund II

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
D. James Guzy#^ 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin# 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

2017 Annual Report	31

Management of the Fund (continued)

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Carol C. McMullen# 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

Garry L. Moody# 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

32	AB Global Real Estate Investment Fund II

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Earl D. Weiner# 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various nonprofit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+ Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^ Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

2017 Annual Report	33

Management of the Fund (continued)

OFFICERS OF THE FUND Certain information concerning the Fund’s Officers is listed below.
Name, Address* and Age	Principal Position(s) Held With Fund	Principal Occupation During Past Five (5) Years
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein# 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Eric J. Franco 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Ajit Ketkar 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

   The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

# Mr. Kirstein is expected to retire on or about December 31, 2017.

34	AB Global Real Estate Investment Fund II

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Institutional Funds, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Real Estate Investment Fund II (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund.

2017 Annual Report	35

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class I Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class I Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class I expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

36	AB Global Real Estate Investment Fund II

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2017 Annual Report	37

Distributor

AB GLOBAL REAL ESTATE INVESTMENT FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

BIREIT-0151-1017

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB Global Real Estate Investment Fund II	2016	$48,563	$17	$34,092
	2017	$48,568	$40	$34,662

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Real Estate Investment Fund II	2016	$469,928	$34,109
			$(17)
			$(34,092)
	2017	$757,817	$34,702
			$(40)
			$(34,662)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Institutional Funds, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 29, 2017